                                                                    EXHIBIT 99.1

                        CIT Equipment Collateral 2005-VT1
                            Monthly Servicing Report


                                                Determination Date:     11/17/05
                                                 Collection Period:     10/31/05
                                                      Payment Date:     11/21/05


I. AVAILABLE FUNDS

   A.  Available Pledged Revenues

       a.   Scheduled Payments Received                                                                           $ 25,462,643.80
       b.   Liquidation Proceeds Allocated to Owner Trust                                                              629,566.15
       c.   Required Payoff Amounts of Prepaid Contracts                                                               845,178.40
       d.   Required Payoff Amounts of Purchased Contracts                                                               2,668.99
       e.   Proceeds of Clean-up Call                                                                                        0.00
       f.   Investment Earnings on Collection Account and Note Distribution Account                                          0.00
                                                                                                                  ---------------

                                                     Total Available Pledged Revenues =                           $ 26,940,057.34

   B.  Determination of Available Funds

       a.   Total Available Pledged Revenues                                                                      $ 26,940,057.34
       b.   Servicer Advances                                                                                        3,777,307.75
       c.   Recoveries of  prior Servicer Advances                                                                  (2,103,648.91)
       d.   Withdrawal from Cash Collateral Account                                                                          0.00
                                                                                                                  ---------------

                                                     Total Available Funds =                                      $ 28,613,716.18
                                                                                                                  ===============


II. DISTRIBUTION AMOUNTS

   A. COLLECTION ACCOUNT DISTRIBUTIONS

       1.   Servicing Fee                                                                                              375,091.82

       2.   Class A-1 Note Interest Distribution                                             47,977.30
            Class A-1 Note Principal Distribution                                        17,565,522.85
                       Aggregate Class A-1 distribution                                                             17,613,500.15

       3.   Class A-2 Note Interest Distribution                                            726,933.33
            Class A-2 Note Principal Distribution                                         6,632,510.77
                       Aggregate Class A-2 distribution                                                              7,359,444.10

       4.   Class A-3 Note Interest Distribution                                            724,433.33
            Class A-3 Note Principal Distribution                                                 0.00
                       Aggregate Class A-3 distribution                                                                724,433.33

       5.   Class A-4 Note Interest Distribution                                            338,154.33
            Class A-4 Note Principal Distribution                                                 0.00
                       Aggregate Class A-4 distribution                                                                338,154.33

       6.   Class B Note Interest Distribution                                               46,023.77
            Class B Note Principal Distribution                                             590,195.95
                       Aggregate Class B distribution                                                                  636,219.72

       7.   Class C Note Interest Distribution                                               41,810.23
            Class C Note Principal Distribution                                             524,618.61
                       Aggregate Class C distribution                                                                  566,428.84

       8.   Class D Note Interest Distribution                                               78,944.32
            Class D Note Principal Distribution                                             918,082.58
                       Aggregate Class D distribution                                                                  997,026.90

       9.   Deposit to the Cash Collateral Account                                                                           0.00

       10.  Amounts in accordance with the CCA Loan Agreement                                                            3,416.99

       11.  Remainder to the holder of the equity certificate                                                                0.00
                                                                                                                  ---------------

                                                     Collection Account Distributions =                             28,613,716.18
                                                                                                                  ===============

   B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

       1.   Payment due on the Senior Loan                                                                           2,135,455.48

       2.   Payment due on the Holdback                                                                                 48,571.92

       3.   Payment to the Depositor                                                                                         0.00
                                                                                                                  ---------------

                                                     Cash Collateral Account Distributions =                         2,184,027.40
                                                                                                                  ===============

   C. INCORRECT DEPOSITS TO BE RETURNED TO CIT       Collection Account Distributions =                                      0.00
                                                                                                                  ===============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

         ----------------------------------------------------------------------------------------------------------
                     Distribution              Class A-1           Class A-2         Class A-3         Class A-4
                       Amounts                   Notes               Notes             Notes             Notes
         ----------------------------------------------------------------------------------------------------------
       1.            Interest Due                47,977.30         726,933.33        724,433.33        338,154.33
       2.           Interest Paid                47,977.30         726,933.33        724,433.33        338,154.33
       3.         Interest Shortfall                  0.00               0.00              0.00              0.00
                   ((1) minus (2))
       4.           Principal Paid           17,565,522.85       6,632,510.77              0.00              0.00

       5.     Total Distribution Amount      17,613,500.15       7,359,444.10        724,433.33        338,154.33
                    ((2) plus (4))

         ----------------------------------------------------------------------------------------------------------
                     Distribution                Class B            Class C           Class D       Total Offered
                       Amounts                    Notes              Notes             Notes            Notes
         ----------------------------------------------------------------------------------------------------------
       1.            Interest Due                46,023.77          41,810.23         78,944.32      2,004,276.61
       2.           Interest Paid                46,023.77          41,810.23         78,944.32      2,004,276.61
       3.         Interest Shortfall                  0.00               0.00              0.00              0.00
                   ((1) minus (2))
       4.           Principal Paid              590,195.95         524,618.61        918,082.58     26,230,930.76

       5.     Total Distribution Amount         636,219.72         566,428.84        997,026.90     28,235,207.37
                    ((2) plus (4))


IV. Information Regarding the Securities

   A  Summary of Balance Information

         ------------------------------------------------------------------------------------------------------------------------

                                            Applicable    Principal Balance    Class Factor    Principal Balance    Class Factor
                        Class                 Coupon            Nov-05            Nov-05            Oct-05             Oct-05
                                               Rate          Payment Date      Payment Date      Payment Date       Payment Date

         ------------------------------------------------------------------------------------------------------------------------
       a.           Class A-1 Notes           3.0728%                0.00         0.00000       17,565,522.85         0.08569
       b.           Class A-2 Notes           3.7600%      225,367,489.23         0.97141      232,000,000.00         1.00000
       c.           Class A-3 Notes           4.1200%      211,000,000.00         1.00000      211,000,000.00         1.00000
       d.           Class A-4 Notes           4.3600%       93,070,000.00         1.00000       93,070,000.00         1.00000
       e.            Class B Notes            4.0900%       12,913,109.49         0.71422       13,503,305.44         0.74686
       f.            Class C Notes            4.1800%       11,478,319.55         0.71427       12,002,938.16         0.74692
       g.            Class D Notes            4.5100%       20,087,059.21         0.71434       21,005,141.79         0.74698

       h.                Total Offered Notes               573,915,977.48                      600,146,908.24


   B  Other Information

         ------------------------------------------------------------------------------

                                              Scheduled               Scheduled
                                           Principal Balance       Principal Balance
                        Class                   Nov-05                  Oct-05
                                             Payment Date            Payment Date

         ------------------------------------------------------------------------------

                   Class A-1 Notes               0.00                19,274,637.59


         ------------------------------------------------------------------------------------------------------------------------

                                                                Target             Class            Target             Class
                                              Class        Principal Balance       Floor       Principal Amount        Floor
                        Class               Percentage          Nov-05             Nov-05           Oct-05             Oct-05
                                                             Payment Date       Payment Date     Payment Date       Payment Date

         ------------------------------------------------------------------------------------------------------------------------
                       Class A               92.25%        529,437,489.23                      553,635,522.85
                       Class B                2.25%         12,913,109.49            0.00       13,503,305.44           0.00
                       Class C                2.00%         11,478,319.55            0.00       12,002,938.16           0.00
                       Class D                3.50%         20,087,059.21            0.00       21,005,141.79           0.00


V. PRINCIPAL

   A. MONTHLY PRINCIPAL AMOUNT


       1.  Principal Balance of Notes and Equity Certificates              600,146,908.24
           (End of Prior Collection Period)
       2.  Contract Pool Principal Balance (End of Collection Period)      573,915,977.48
                                                                           --------------

                        Total monthly principal amount                      26,230,930.76

   B. PRINCIPAL BREAKDOWN

                                                                      No. of Accounts
                                                                    -------------------

       1.  Scheduled Principal                                             59,500            24,657,378.13
       2.  Prepaid Contracts                                                 169                841,875.25
       3.  Defaulted Contracts                                               175                729,008.39
       4.  Contracts purchased by CIT Financial USA, Inc.                     1                   2,668.99
                                                                    ----------------------------------------

           Total Principal Breakdown                                       59,845            26,230,930.76


VI. CONTRACT POOL DATA

   A. CONTRACT POOL CHARACTERISTICS

                                                                    -------------------------------------------------------------
                                                                          Original               Nov-05               Oct-05
                                                                            Pool              Payment Date         Payment Date
                                                                    -------------------------------------------------------------
       1.  a.  Contract Pool Balance                                   803,339,897.82        573,915,977.48      600,146,908.24
           b.  No of Contracts                                                 61,944                59,500              59,845
           c.  Pool Factor

       2.  Weighted Average Remaining Term                                      37.70                 30.78               31.44

       3.  Weighted Average Original Term                                       45.00


   B. DELINQUENCY INFORMATION

                                 ------------------------------------------------------------------------------------------------
                                                                      % of Aggregate
                                                        % of          Required Payoff            No. Of       Aggregate Required
                                                     Contracts             Amount               Accounts        Payoff Amounts
                                 ------------------------------------------------------------------------------------------------
       1.  Current                                     95.82%              96.73%                    57,013      561,539,356.52
           31-60 days                                   2.10%               2.15%                     1,252       12,469,454.80
           61-90 days                                   0.88%               0.51%                       522        2,965,608.47
           91-120 days                                  0.53%               0.31%                       316        1,785,612.61
           120+ days                                    0.67%               0.31%                       397        1,788,485.55

                        Total Delinquency             100.00%             100.00%                    59,500      580,548,517.95

       2. Delinquent Scheduled Payments:

           Beginning of Collection Period                                                      4,958,881.63
           End of Collection Period                                                            6,632,540.47
                                                                                           ----------------

                        Change in Delinquent Scheduled Payments                                1,673,658.84

C. DEFAULTED CONTRACT INFORMATION

       1.  Required Payoff Amount on Defaulted Contracts                                         729,008.39
       2.  Liquidation Proceeds received                                                         629,566.15
                                                                                           ----------------
       3.  Current Liquidation Net Loss Amount                                                    99,442.24

       4.  Cumulative Reported Net Losses                                                      2,210,068.39

           Cumulative Net Loss Ratio                                                                0.0124%

           Cumulative Net Loss Trigger                                                              2.0000%


VII. MISCELLANEOUS INFORMATION

   A. SERVICER ADVANCE BALANCE

       1.  Opening Servicer Advance Balance                                                    4,958,881.63
       2.  Current Period Servicer Advance                                                     3,777,307.75
       3.  Recoveries of prior Servicer Advances                                              (2,103,648.91)
                                                                                           ----------------
       4.  Ending Servicer Advance Balance                                                     6,632,540.47

   B. CASH COLLATERAL ACCOUNT

       1.  Opening Cash Collateral Account                                                                        46,511,385.39

       2.  Deposit from the Collection Account                                                                         3,416.99

       3.  Investment Earnings                                                                                       147,713.27

       4.  Withdrawals from the Cash Collateral Account                                                                    0.00

       5.  Ending Cash Collateral Account Balance before Distributions                                            46,662,515.65

       6.  Required Cash Collateral Account Amount                                                                44,478,488.25

       7.  Cash Collateral Account Surplus                                                                         2,184,027.40

           Distribution of CCA
           a. Senior Loan Interest                                                                                  (102,558.34)
           b. Senior Loan Principal                                                                               (2,032,897.14)
           c. Holdback Amount Interest                                                                               (48,571.92)
           d. Holdback Amount Principal                                                                                    0.00
                                                                                                                 --------------
       9.        Total Distribution                                                                               (2,184,027.40)

       10. Ending Cash Collateral Account Balance after Distributions                                             44,478,488.25
                                                  -----

   C. OTHER RELATED INFORMATION

       1.  Discount Rate                                                                                 4.8100%

       2.  Life to Date Prepayment (CPR)                                                                 4.1247%

       3.  Life to Date Substitutions:

           a. Prepayments                                                                   0.00

           b. Defaults                                                                      0.00


           ---------------------------------------------------------------------------------------
                                                                 Nov-05               Oct-05
                          Item                                Payment Date         Payment Date
           ---------------------------------------------------------------------------------------
       4.  a. Senior Loan                                     13,350,854.02        15,383,751.16
           b. Holdback Amount                                 31,129,421.05        31,129,421.05

       5.  Applicable Rates for the Interest Period:
           a. Libor Rate for the Interest Period                    4.0000%
           b. Senior Loan Interest Rate                             7.5000%
           c. Holdback Amount Interest Rate                        10.0000%

       6. DELINQUENCY, NET LOSSES AND CPR HISTORY

           -----------------------------------------------------------------------------------------------------------------------
                                              % of                    % of                    % of                   % of
                                            Aggregate               Aggregate                Aggregate              Aggregate
                                         Required Payoff         Required Payoff          Required Payoff        Required Payoff
                                             Amounts                 Amounts                  Amounts                Amounts
                      Collection
                        Periods        31-60 Days Past Due     61-90 Days Past Due     91-120 Days Past Due     120+ Days Past Due
           -----------------------------------------------------------------------------------------------------------------------

           -----------------------------------------------------------------------------------------------------------------------
                        10/31/05              2.15%                   0.51%                    0.31%                  0.31%
                        09/30/05              1.82%                   0.82%                    0.22%                  0.26%
                        08/31/05              1.92%                   0.38%                    0.20%                  0.22%
                        07/31/05              1.64%                   0.38%                    0.18%                  0.23%
                        06/30/05              1.70%                   0.54%                    0.18%                  0.26%
                        05/31/05              1.65%                   0.41%                    0.18%                  0.36%
                        04/30/05              1.69%                   0.37%                    0.28%                  0.23%
                        03/31/05              1.70%                   0.77%                    0.29%                  0.01%

           -----------------------------------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------
                       Collection        Cumulative Net           Monthly Net
                         Month           Loss Percentage             Losses                  LTD CPR
                         -----           ---------------             ------                  -------
           -------------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------
                       October-05             0.012%                99,442.24                 4.12%
                      September-05            0.020%               160,999.26                 4.21%
                       August-05              0.033%               262,196.30                 4.69%
                        July-05               0.034%               273,048.48                 4.35%
                        June-05               0.091%               728,053.17                 5.01%
                         May-05               0.026%               211,417.52                 5.23%
                        April-05              0.014%               109,098.87                 5.58%
                        March-05              0.046%               365,812.55                 7.35%

           -------------------------------------------------------------------------------------------------